                AmeriCredit Automobile Receivables Trust 1998-D
                      Class A-1 5.199% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of December 1, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:   12/01/99
Monthly Period Ending:      12/31/99



I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A.   Beginning of period Aggregate Principal Balance                                                            $441,897,158
                                                                                                                      ------------

      B.   Purchase of Subsequent Receivables                                                                                    0
                                                                                                                      ------------

      C.   Monthly Principal Amounts

           (1)     Collections on Receivables outstanding
                         at end of period                                                                 12,071,046
                                                                                                          ----------
           (2)     Collections on Receivables paid off
                         during period                                                                     5,495,606
                                                                                                          ----------
           (3)      Receivables becoming Liquidated Receivables
                         during period                                                                     4,673,661
                                                                                                          ----------
           (4)      Receivables becoming Purchased Receivables
                         during period                                                                    ----------
           (5)      Cram Down Losses occurring during period                                              ----------
           (6)      Other Receivables adjustments                                                            189,319
                                                                                                          ----------
           (7)       Less amounts allocable to Interest                                                   (6,252,973)
                                                                                                          ----------

           Total Monthly Principal Amounts                                                                              16,176,659
                                                                                                                      ------------

      D.   End of period Aggregate Principal Balance                                                                  $425,720,499
                                                                                                                      ============

      E.   Pool Factor                                                                                                  68.115414%
                                                                                                                      ============

II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                             Class A-1     Class A-2      Class A-3     Class A-4     TOTAL
                                                             ---------     ---------      ---------     ---------     -----

      A.   Beginning of period Note Balance                            $0  $155,553,203   $100,000,000  $155,000,000  $410,553,203
                                                             ---------------------------------------------------------------------

      B.   Noteholders' Principal Distributable Amount                  0    16,176,659              0             0    16,176,659
      C.   Noteholders' Accelerated Principal Amount                    0             0              0             0             0
      D.   Accelerated Payment Amount Shortfall                         0       232,763              0             0       232,763
      E.   Note Prepayment Amount                                       0             0              0             0             0
      F.   Deficiency Claim Amount                                      0             0              0             0             0
                                                             ---------------------------------------------------------------------


      G.   End of period Note Balance                                  $0  $139,143,781   $100,000,000  $155,000,000  $394,143,781
                                                             =====================================================================

      H.   Note Pool Factors                                   0.0000000%   57.9765754%   100.0000000%  100.0000000%   63.0630050%
                                                             =====================================================================



                                                 1


III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.   Beginning of period Pre-Funding Account balance                                                                      $0
                                                                                                                       -----------
      B.   Purchase of Subsequent Receivables                                                                      0
                                                                                                         -----------
      C.   Investment Earnings                                                                                     0
                                                                                                         -----------
      D.   Investment Earnings Transfer to Collections Account                                                     0
                                                                                                         -----------
      E.   Payment of Mandatory Prepayment Amount                                                                  0
                                                                                                         -----------
                                                                                                                                 0
                                                                                                                       -----------
      F.   End of period Pre-Funding Account balance                                                                            $0
                                                                                                                       ===========

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.   Total Monthly Principal Amounts                                                                             $16,176,659
                                                                                                                       -----------
      B.   Required Pro-forma Security Balance                                                           383,148,449
                                                                                                         -----------
      C.   Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)         394,376,544
                                                                                                         -----------
      D.   Step-down Amount (B. - C.)                                                                                            0
                                                                                                                       -----------
      E.   Principal Distributable Amount (A.- D.)                                                                     $16,176,659
                                                                                                                       ===========


V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.   Beginning of period Capitalized Interest Account balance                                                             $0
                                                                                                                       -----------
      B.   Monthly Capitalized Interest Amount                                                                     0
                                                                                                         -----------
      C.   Investment Earnings                                                                                     0
                                                                                                         -----------
      D.   Investment Earnings Transfer to Collections Account                                                     0
                                                                                                         -----------
      E.   Payment of Overfunded Capitalized Interest Amount                                                       0
                                                                                                         -----------
      F.   Payment of Remaining Capitalized Interest Account                                                       0
                                                                                                         -----------
                                                                                                                                 0
                                                                                                                       -----------
      G.   End of period Capitalized Interest Account balance                                                                   $0
                                                                                                                       ===========

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.   Available Funds:

           (1)     Collections on Receivables during period
                         (net of Liquidation Proceeds)                                                   $17,566,652
                                                                                                         -----------
           (2)     Liquidation Proceeds collected
                         during period                                                                     1,960,432
                                                                                                         -----------
           (3)     Purchase Amounts deposited in Collection
                        Account                                                                          -----------
           (4) (a)       Investment Earnings - Collection Account                                             46,050
                                                                                                         -----------
               (b)       Investment Earnings - Transfer From Prefunding Account                                    0
                                                                                                         -----------
               (c)       Investment Earnings - Transfer From Capitalized Interest Account                          0
                                                                                                         -----------
           (5)     Collection of Supplemental Servicing Fees
               (a)       Extension Fees                                                                      114,157
                                                                                                         -----------
               (b)       Repo and Recovery Fees Advanced                                                     135,113
                                                                                                         -----------
               (c)       Other Fees                                                                          121,738
                                                                                                         -----------
           (6)     Monthly Capitalized Interest Amount                                                             0
                                                                                                         -----------
           (7)     Mandatory Prepayment Amount                                                           -----------

           Total Available Funds                                                                                        19,944,142
                                                                                                                       -----------

      B.   Distributions:

           (1)     Base Servicing Fee and Supplemental Servicing Fees
               (a)       Base Servicing Fee                                                                  828,557
               (b)       Repo and Recovery Fees                                                              135,113
               (c)       Bank Service Charges                                                                  8,734
               (d)       Other Fees                                                                          121,738
           (2)     Agent fees                                                                                    417
           (3)     Refunds of Overpayments paid by AFS                                                        29,416
           (4)     Noteholders' Interest Distributable Amount
                            (a)        Class A - 1                                                                 0
                            (b)        Class A - 2                                                           885,195
                            (c)        Class A - 3                                                           577,396
                            (d)        Class A - 4                                                           914,339

           (5)     Noteholders' Principal Distributable Amount
                            (a)        Class A - 1                                                                 0
                            (b)        Class A - 2                                                        16,176,659
                            (c)        Class A - 3                                                                 0
                            (d)        Class A - 4                                                                 0

           (6)     Security Insurer Premiums                                                                  94,144

           Total distributions                                                                                          19,771,708
                                                                                                                       -----------

      C.   Excess Available Funds (or Deficiency Claim Amount)                                                             172,434
                                                                                                                       -----------

      D.   Noteholders' Accelerated Principal Amount                                                                             0
                                                                                                                       -----------

      E.   Deposit to Spread Account                                                                                      $172,434
                                                                                                                       ===========



                                                 2


VlI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.   Excess Available Funds (VI.C.)                                                                   $172,434
                                                                                                         -----------
      B.   Pro Forma Security Balance (II.A.-II.B.)                                                      394,376,544
                                                                                                         -----------
      C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                      383,148,449
                                                                                                         -----------
      D.   Excess of Pro Forma Balance over Required Balance (B. - C.)                                    11,228,095
                                                                                                         -----------
      E.   End of Period  Class A-1 Note Balance (before accel. payments)                                          0
                                                                                                         -----------
      F.   Lesser of D. or E.                                                                                      0
                                                                                                         -----------
      G.   Accelerated Principal Amount (lesser of A. or F.)                                                                    $0
                                                                                                                       -----------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.   Pro Forma Security Balance                                                                   $394,376,544
                                                                                                         -----------
      B.   Required Pro Forma Security Balance                                                           383,148,449
                                                                                                         -----------
      C.   Excess of Pro Forma Balance over Required Balance (A. - B.)                                    11,228,095
                                                                                                         -----------
      D.   End of Period  Class A-1 Note Balance (before accel. payments)                                          0
                                                                                                         -----------
      E.   Greater of C. or D.                                                                            11,228,095
                                                                                                         -----------
      F.   Excess Available Funds (VI.C.)                                                                    172,434
                                                                                                         -----------
      G.   Investment Earnings on Collection Account                                                          46,050
                                                                                                         -----------
      H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                            $11,101,711
                                                                                                                       -----------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.   Beginning of period Spread Account balance                                                                  $18,749,964
                                                                                                                       -----------

      B.   Additions to Spread Account
            (1)      Deposits from Collections Account (VI. E.)                                              172,434
                                                                                                         -----------
            (2)      Investment Earnings                                                                      60,329
                                                                                                         -----------
            (3)      Deposits Related to Subsequent Receivables Purchases                                          0
                                                                                                         -----------

           Total Additions                                                                                                 232,763
                                                                                                                       -----------

      C.   Spread Account balance available for withdrawals                                                             18,982,727
                                                                                                                       -----------

      D.   Requisite Amount of Spread Account
            (1)      Initial Spread Account Deposit                                                      $14,682,584
                                                                                                         -----------
            (2)      Subsequent Spread Account Deposits                                                    4,067,380
                                                                                                         -----------
            (3)      Total Initial & Subsequent Spread Account Deposits (1)+(2)                           18,749,964
                                                                                                         -----------
            (4)      $100,000                                                                                100,000
                                                                                                         -----------
            (5)      1 1/2% of Original Pool Balance (total deliveries)                                   $9,374,982
                                                                                                         -----------
            (6)      End of period Note Balance (before accel. principal shortfall calc)                 394,376,544
                                                                                                         -----------
            (7)      Lesser of (5) or (6)                                                                  9,374,982
                                                                                                         -----------
            (8)      Floor Amount Greater of (4) or (7)                                                    9,374,982
                                                                                                         -----------
            (9)      Aggregate Principal Balance                                                         425,720,499
                                                                                                         -----------
           (10)      End of period Note Balance (before accel. principal shortfall calc)                 394,376,544
                                                                                                         -----------
           (11)      Line (9) less line (10)                                                              31,343,955
                                                                                                         -----------
           (12)      OC level     (11) / (9)                                                                   7.36%
                                                                                                         -----------
           (13)      Spread Ending Balance as a Percent of Aggregate Principal Balance                         4.40%
                                                                                                         -----------
           (14)      OC Percentage (12) + (13)                                                                11.76%
                                                                                                         -----------
           (15)      13% less OC level, if OC percentage is equal to or greater than 13%                     n/a
                                                                                                         -----------
           (16)      If OC percentage is equal to or greater than 13%, Percent in
                         (15) x End of Period Aggregate Principal Balance                                    n/a
                                                                                                         -----------
           (17)      If OC Percentage is less than 13%, 3% of Original Pool Balance (total deliveries)    18,749,964
                                                                                                         -----------
           (18)      15% of end of period Aggregate Principal Balance if Trigger Date                        n/a
                                                                                                         -----------

           Requisite Amount of Spread Account (either (3), (8), (16), (17), or (18) as applicable)                      18,749,964
                                                                                                                       -----------

      E.   Withdrawals from Spread Account
           (1)       Priority First - Deficiency Claim Amount                                                      0
                                                                                                         -----------
           (2)       Priority Second through Third                                                       -----------
           (3)       Priority Fourth - Accelerated Payment Amount Shortfall                11,101,711
                                                                                          -----------
                         Accelerated Payment Amount Shortfall in Excess of                                   232,763
                         Requisite Amount
                                                                                                         -----------
           (4)       Priority Fifth through Sixth                                                        -----------
           (5)       Priority Seventh - to Servicer                                                      -----------

           Total withdrawals                                                                                               232,763
                                                                                                                       -----------


      F.   End of period Spread Account balance                                                                        $18,749,964
                                                                                                                       -----------



                                                 3


X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.   Beginning of period number of Receivables                                                                        38,934
                                                                                                                       -----------

      B.   Number of Subsequent Receivables Purchased                                                                            0
                                                                                                                       -----------

      C.   Number of Receivables becoming Liquidated
                  Receivables during period                                                                                    410
                                                                                                                       -----------

      D.   Number of Receivables becoming Purchased
                  Receivables during period                                                                            -----------

      E.   Number of Receivables paid off during period                                                                        544
                                                                                                                       -----------

      F.   End of period number of Receivables                                                                              37,980
                                                                                                                       ===========


XI.   STATISTICAL DATA:

      A.   Weighted Average APR of the Receivables                                                                          18.29%
                                                                                                                       -----------

      B.   Weighted Average Remaining Term of the Receivables                                                                43.46
                                                                                                                       -----------

      C.   Average Receivable Balance                                                                                      $11,209
                                                                                                                       -----------

      D.   Aggregate Realized Losses                                                                                   $25,339,767
                                                                                                                       -----------



By:
           --------------------------------------
Name:      Preston A. Miller
           --------------------------------------
Title:     Executive Vice President and Treasurer
           --------------------------------------
Date:      January 3, 2000
           --------------------------------------

                AmeriCredit Automobile Receivables Trust 1998-D
                      Class A-1 5.199% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of December 1, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:  12/1/99
Monthly Period Ending:     12/31/99



I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                             Class A-1     Class A-2      Class A-3     Class A-4     TOTAL

      A.   Preliminary End of period Note Balance                     $0   $139,143,781   $100,000,000  $155,000,000  $394,143,781
                                                             ---------------------------------------------------------------------

      B.   Deficiency Claim Amount                                     0              0              0             0             0

      C.   End of period Note Balance                                 $0   $139,143,781   $100,000,000  $155,000,000  $394,143,781
                                                             =====================================================================

      D.   Note Pool Factors                                  0.0000000%    57.9765754%   100.0000000%  100.0000000%   63.0630050%
                                                             =====================================================================


II.   RECONCILIATION OF SPREAD ACCOUNT:

      A.   Preliminary End of period Spread Account balance                                                            $18,749,964
                                                                                                                       -----------

      B.   Priority First - Deficiency Claim Amount from
              preliminary certificate                                                                                            0
                                                                                                                       -----------

      C.   End of period Spread Account balance                                                                        $18,749,964
                                                                                                                       -----------

X.    PERFORMANCE TESTS:

      A.   Delinquency Ratio
           (1)      Receivables with Scheduled Payment
                          delinquent more than 60 days
                          at end of period                                                               $14,544,907
                                                                                                         -----------
           (2)      Purchased Receivables with Scheduled
                         Payment delinquent more than 60
                         days at end of period
           (3)      Beginning of period Principal Balance                                                441,897,158
                                                                                                         -----------
           (4)      Delinquency Ratio (1)+(2) divided by (3)                                                                 3.29%
                                                                                                                       -----------
           (5)      Previous Monthly Period Delinquency Ratio                                                                3.20%
                                                                                                                       -----------
           (6)      Second previous Monthly Period Delinquency Ratio                                                         3.18%
                                                                                                                       -----------
           (7)      Average Delinquency Ratio (4)+(5)+(6)
                         divided by 3                                                                                        3.22%
                                                                                                                       -----------
           (8)      Compliance (Delinquency Test Failure is a
                           Delinquency Ratio equal to or greater than 5.00%)                                               yes
                                                                                                                       -----------






                                                 1


      B.   Cumulative Default Rate
           (1)      Defaulted Receivables in Current Period                                               $4,519,681
                                                                                                         -----------
           (2)      Cumulative Defaulted Receivables Including
                         Defaulted Receivables in Current Period                                          55,660,989
                                                                                                         -----------
           (3)      Original Pool Balance                                                                624,998,767
                                                                                                         -----------
           (4)      Cumulative Default Rate (2) divided by (3)                                                               8.91%
                                                                                                                       -----------
           (5)      Compliance (Default Test Failure is a Cumulative
                           Default Rate equal to or greater than 17.55%).                                                  yes
                                                                                                                       -----------


      C.   Cumulative Net Loss Rate
           (1)      Receivables becoming Liquidated Receivables during period                             $4,673,661
                                                                                                         -----------
           (2)      Purchased Receivables with Scheduled
                         Payment delinquent more than 30 days at end of period                           -----------
           (3)      Cram Down Losses occurring during period                                             -----------
           (4)      Liquidation Proceeds collected during period                                          (1,960,432)
                                                                                                         -----------
           (5)      Net Losses during period (1)+(2)+(3)-(4)                                               2,713,229
                                                                                                         -----------
           (6)      Net Losses since Initial Cut-off Date (Beginning of Period)                           22,626,538
                                                                                                         -----------
           (7)      Cumulative Net Loss Rate before 50% of 90 Day Delinquencies                                              4.05%
                         (5) + (6) divided by (9)                                                                      -----------
           (8)      50% of Receivables with Scheduled Payment delinquent
                         more than 90 days at end of period                                                4,236,769
                                                                                                         -----------
           (9)      Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing        625,000,000
                                                                                                         -----------
           (10)      Cumulative Net Loss Rate (5)+(6)+(7)
                          divided by (8)                                                                                     4.73%
                                                                                                                       -----------
           (11)     Compliance (Net Loss Test Failure is a
                           Net Loss Rate equal to or greater than 10.03%).                                                  yes
                                                                                                                       -----------


      D.   Extension Rate
           (1)      Principal Balance of Receivables extended during current period                      $11,696,200
                                                                                                         -----------
           (2)      Beginning of Period Aggregate Principal Balance                                      441,897,158
                                                                                                         -----------
           (3)      Extension Rate (1) divided by (2)                                                                        2.65%
                                                                                                                       -----------
           (4)      Previous Monthly Extension Rate                                                                          2.03%
                                                                                                                       -----------
           (5)      Second previous Monthly Extension Rate                                                                   2.42%
                                                                                                                       -----------
           (6)      Average Extension Rate (3)+(4)+(5)
                         divided by 3                                                                                        2.37%
                                                                                                                       -----------
           (7)      Compliance (Extension Test Failure is an
                           Extension Rate equal to or greater than 4%.)                                                     yes
                                                                                                                       -----------

XI.   DELINQUENCY:

      A.   Receivables with Scheduled Payment delinquent
           (1)      31-60 days                                                            #      4,087   $48,753,246        11.03%
                                                                                          ----------------------------------------
           (2)      61-90 days                                                                     936    10,856,418         2.46%
                                                                                          ----------------------------------------
           (3)      over 90 days                                                                   323     3,688,489         0.83%
                                                                                          ----------------------------------------

           Receivables with Scheduled Payment delinquent
               more than 30 days at end of period                                                5,346   $63,298,153        14.32%
                                                                                          ========================================




By:
           --------------------------------------
Name:      Preston A. Miller
           --------------------------------------
Title:     Executive Vice President and Treasurer
           --------------------------------------
Date:      January 3, 2000
           --------------------------------------








                                                 2